Exhibit 99.1

Contact:	Tom Armitage (Media)	Shep Dunlap (Investors)
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	news@mdlz.com	ir@mdlz.com

Mondelēz International Confirms Long-Term Strategy and Details Opportunities to Drive Sustained Growth at 2021 CAGNY Conference

CHICAGO, Feb. 16, 2021 – Mondelēz International, Inc. (Nasdaq: MDLZ) will today demonstrate clear progress against its long-term strategic plan at the 2021 Consumer Analyst Group of New York (CAGNY) Conference. Chairman and Chief Executive Officer Dirk Van de Put and Chief Financial Officer Luca Zaramella will detail how the company plans to continue to generate sustainable shareholder value.

“In the third year of our strategic plan, we are better positioned than ever,” said Van de Put. “We enter 2021 as winners in the market, with strong momentum and sizeable opportunities for sustained growth: We see clear potential to further grow our core as well as to expand our presence in high-growth channels, categories, and adjacencies, setting us up to deliver on our targets in 2021 and beyond.”

Positioned to Emerge Stronger

At the conference, Van de Put will outline how Mondelēz International is successfully executing its three-pillar strategy while accelerating certain initiatives to steer the best course through COVID-19 and to position the company to emerge stronger after the crisis.

By step-changing investment in capabilities and brand communications, as well as deepening its insights, the company is advancing its first strategic objective to drive growth in its global and local brand portfolio and become more consumer-centric in the way it develops and markets its products.

The second strategic focus is to improve operational excellence through actions across its supply chain, which is helping the company to win in the market and to maintain top-line momentum during COVID. And finally, the third strategic pillar – creating a winning growth culture – is being achieved by measures such as increasing local accountability and the promotion of an enhanced growth mindset.

Creating Shareholder Value

Zaramella will highlight further opportunities to unlock sustained growth in revenue, profit dollars and cash flow supported by a virtuous cycle of volume-led growth, continued productivity gains, and reinvestment back into the business.

The company reaffirmed its 2021 outlook, as well as its long-term annual financial targets and capital allocation priorities, namely including:

•	Organic Net Revenue growth of 3 percent plus;

•	High-single digit Adjusted EPS growth at constant currency;

•	Free Cash Flow of $3 billion plus; and

•	Dividend growth outpacing Adjusted EPS growth.

Presentation and Materials

Simultaneous with the webcast for CAGNY participants, today’s presentation and accompanying slides will be available in the investor section of the company’s website (www.mondelezinternational.com) and will remain available on the website following the webcast. The company is live tweeting from the event at www.twitter.com/MDLZ.

About Mondelēz International

Mondelēz International, Inc. (Nasdaq: MDLZ) empowers people to snack right in over 150 countries around the world. With 2020 net revenues of approximately $27 billion, MDLZ is leading the future of snacking with iconic global and local brands such as OREO, belVita and LU biscuits; Cadbury Dairy Milk, Milka and Toblerone chocolate; Sour Patch Kids candy and Trident gum. Mondelēz International is a proud member of the Standard and Poor’s 500, Nasdaq 100 and Dow Jones Sustainability Index. Visit www.mondelezinternational.com or follow the company on Twitter at www.twitter.com/MDLZ.

End Note

Organic Net Revenue, Adjusted EPS, Free Cash Flow and presentation of amounts at constant currency are non-GAAP financial measures. For definitions of these non-GAAP financial measures and how the company uses them to evaluate performance, as well as why the company is not able to reconcile these forward-looking measures to their most directly comparable GAAP financial measures, please refer to “Definitions of the Company’s Non-GAAP Financial Measures” and “Outlook” in Exhibit 99.1 to the company’s Form 8-K furnished with the Securities and Exchange Commission on January 28, 2021.

Forward-Looking Statements

This press release contains a number of forward-looking statements. Words, and variations of words, such as “will,” “expect,” “plan,” “potential,” “position,” “target,” “outlook” and similar expressions are intended to identify the company’s forward-looking statements, including, but not limited to, statements about: the company’s strategy, future potential and ability to manage through the COVID-19 pandemic; the company’s future performance, including its future revenue growth, profitability, earnings per share and cash flow; the company’s business and growth potential including in channels, categories and adjacencies; dividends; value creation for shareholders; the company’s long-term financial targets; and the company’s outlook, including Organic Net Revenue growth, Adjusted EPS growth and Free Cash Flow for full-year 2021. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the company’s control, and many of these risks and uncertainties are currently amplified by and may continue to be amplified by the COVID-19 outbreak. Important factors that could cause the company’s actual results to differ materially from those indicated in the company’s forward-looking statements include, but are not limited to, uncertainty about the magnitude, duration, geographic reach, impact on the global economy and related current and potential travel restrictions of the COVID-19 outbreak; the current, and uncertain future, impact of the COVID-19 outbreak on the company’s business, growth, reputation, prospects, financial condition, operating results (including components of the company’s financial results), cash flows and liquidity; risks from operating globally including in emerging markets; changes in currency exchange rates, controls and restrictions; volatility of commodity and other input costs; weakness in economic conditions; weakness in consumer spending; pricing actions; tax matters including changes in tax laws and rates, disagreements with taxing authorities and imposition of new taxes; use of information technology and third party service providers; unanticipated disruptions to the company’s business, such as the malware incident, cyberattacks or other security breaches; global or regional health pandemics or epidemics, including COVID-19; competition; protection of the company’s reputation and brand image; changes in consumer preferences and demand and the company’s ability to innovate and differentiate its products; the restructuring program and the company’s other transformation initiatives not yielding the anticipated benefits; changes in the assumptions on which the restructuring program is based; management of the company’s workforce; consolidation of retail customers and competition with retailer and other economy brands; changes in the company’s relationships with customers, suppliers or distributors; legal, regulatory, tax or benefit law changes, claims or actions; the impact of climate change on the company’s supply chain and operations; strategic transactions; significant changes in valuation factors that may adversely affect the company’s impairment testing of goodwill and intangible assets; perceived or actual product quality issues or product recalls; failure to maintain effective internal control over financial reporting; volatility of and access to capital or other markets and the company’s liquidity; pension costs; the expected discontinuance of London Interbank Offered Rates and transition to any other interest rate benchmark; and the company’s ability to protect its intellectual property and intangible assets. Please also see the company’s risk factors, as they may be amended from time to time, set forth in its filings with the SEC, including the company’s most recently filed Annual Report on Form 10-K. Mondelēz International disclaims and does not undertake any obligation to update or revise any forward-looking statement in this press release, except as required by applicable law or regulation.